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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
              METLIFE FINANCIAL FREEDOM SELECT(R) VARIABLE ANNUITY
                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                          SUPPLEMENT DATED MAY 12, 2008

                    TO THE PROSPECTUSES DATED April 28, 2008

This Supplement provides information in addition to that contained in the Prospectuses dated April 28, 2008. It should be read in its entirety and kept together with your Prospectus for future reference. If you have any questions or would like a copy of the Prospectus, please contact us at (800) 638-7732 or write to us at Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, RI 02893.

Effective for the period beginning April 28, 2008 through June 27, 2008, the following information supplements, and to the extent inconsistent therewith, replaces the information contained in the variable annuity contract prospectuses dated April 28, 2008.

Metropolitan Life Insurance Company ("MetLife") has agreed to waive a portion of its separate account charge for the investment divisions investing in the following American Funds Allocation Portfolios: American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio. MetLife estimates that the waiver of expenses will be at an annualized rate of 0.30%. Thereafter, on June 28, 2008, the waiver will no longer apply.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

1600 Division Road                                     Telephone: (800) 638-7732
West Warwick, RI 02893



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